UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2007
Date of Report (Date of earliest event reported)

CLYVIA INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50930	98-0415276
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1480 Gulf Road, #204
Point Roberts, WA	98281
(Zip Code)

(360) 306-0230
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Grant of Options Under 2006 Stock Option Plan

On July 12, 2007, Clyvia Inc. (the “Company”) approved the grant of 1,220,000 options under its 2006 Stock Option Plan. The options granted are fully vested, have an exercise price of $0.40 per share and expire on July 12, 2012. The options were granted to certain consultants of the Company and to the following executive officers:

Total Number of Shares
Name	Subject to Options

Walter P.W. Notter Chief Executive Officer, President, Chief Financial Officer, Treasurer and director	750,000

John Boschert Secretary	100,000

Copies of the option agreements between the Company and each of Mr. Notter and Mr. Boschert are attached as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits

Exhibit Number	Description of Exhibit

10.1	Non-Qualified Stock Option Agreement between Clyvia Inc. and Walter P.W. Notter dated effective as of July 12, 2007

10.2	Non-Qualified Stock Option Agreement between Clyvia Inc. and John Boschert dated effective as of July 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLYVIA INC.

Date: July 18, 2007
	By:	/s/ John Boschert
JOHN BOSCHERT
Secretary